UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): July 5, 2007

AXCESS MEDICAL IMAGING CORPORATION
(Exact name of registrant as specified in charter)

Firstway Enterprises, Inc.
(Former name of registrant)

Delaware	000-52563	To be applied
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

600 North Cattleman Road, Sarasota, Florida  34232
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (941) 488-5791

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 5, 2008, Stuart Posner resigned as a director of Axcess Medical Imaging Corporation (f/k/a Firstway Enterprises, Inc.) (the “Company”) in accordance with the Schedule 14f that was filed with the Securities and Exchange Commission and mailed to the shareholders of the Company on June 25, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXCESS MEDICAL IMAGING CORPORATION

July 9, 2007	By:	/s/ Stephen Miley, MD
Stephen Miley, MD
CEO

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